EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Pipex Pharmaceuticals, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(1) the accompanying Annual Report on Form 10-KSB/A of the Company for the fiscal year ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 29, 2008

/s/ Nicholas Stergis
Name:	Nicholas Stergis
Title:	Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)